CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED INFORMATION   3/30/05

$565,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$925,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  Approximately 24.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,284
Total Outstanding Loan Balance	$933,845,512*	Min	Max
Average Loan Current Balance	$176,731	$4,234	$850,000
Weighted Average Original LTV	80.8%**
Weighted Average Coupon	7.25%	4.75%	14.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.99%
Weighted Average Margin	6.51%	3.67%	10.07%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	87.0%
% Fixed	13.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$925,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

1. FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	205,937	308,081,958	33.0	6.83	0.0	667	40.7	73.2
FICO 500-525 and LTV>65	164,960	34,806,540	3.7	8.41	0.0	512	42.6	78.6
FICO 525-550 and LTV>65	177,529	49,530,580	5.3	8.03	0.0	536	42.1	80.2
FICO 550-575 and LTV>65	163,763	68,452,991	7.3	7.74	0.0	562	41.6	82.7
FICO 575-600 and LTV>70	130,494	103,481,717	11.1	7.58	0.3	588	42.4	85.0
FICO 600-625 and LTV>70	167,637	122,207,523	13.1	7.18	0.0	613	41.6	84.2
FICO 625-650 and LTV>70	195,500	150,143,917	16.1	7.02	0.2	638	41.9	83.3
FICO 650-675 and LTV>80	167,046	41,928,579	4.5	7.50	0.0	659	41.5	91.2
FICO 675-700 and LTV>80	168,784	27,849,360	3.0	7.50	0.0	687	41.5	91.8
FICO 700-725 and LTV>80	160,398	12,350,667	1.3	7.61	0.0	709	41.6	93.2
FICO 725-750 and LTV>85	161,764	8,735,232	0.9	7.59	0.0	736	40.8	93.3
FICO 750-775 and LTV>85	160,047	3,841,121	0.4	7.53	0.0	760	42.2	92.6
FICO 775-800 and LTV>85	130,135	1,952,021	0.2	7.64	0.0	781	35.4	93.4
FICO=>800 and LTV>85	120,827	483,310	0.1	7.29	0.0	803	43.0	94.8
Total:	176,731	933,845,512	100.0	7.25	0.1	628	41.5	80.8

FICO and LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	75.0	7.7	92.6	34.7	17.3	46.1	34.0	38.0
FICO 500-525 and LTV>65	86.4	5.2	96.4	75.2	4.8	20.0	0.0	24.5
FICO 525-550 and LTV>65	88.7	5.8	95.3	70.6	4.5	25.0	0.0	21.7
FICO 550-575 and LTV>65	84.2	5.7	94.9	63.4	8.7	27.5	1.1	26.1
FICO 575-600 and LTV>70	82.9	3.5	94.9	76.5	5.0	16.6	20.3	18.0
FICO 600-625 and LTV>70	82.0	6.5	93.1	66.5	7.9	23.5	27.1	28.8
FICO 625-650 and LTV>70	75.9	7.5	91.5	48.8	11.7	37.7	32.1	27.7
FICO 650-675 and LTV>80	77.6	2.6	82.8	51.8	14.5	29.8	24.9	23.4
FICO 675-700 and LTV>80	72.0	2.2	80.9	41.3	15.4	41.1	16.4	18.2
FICO 700-725 and LTV>80	72.0	9.2	80.6	46.6	16.2	34.5	24.2	20.9
FICO 725-750 and LTV>85	78.1	5.4	81.6	24.9	27.2	47.6	19.6	26.9
FICO 750-775 and LTV>85	84.1	10.6	44.3	49.4	33.9	14.3	35.8	23.7
FICO 775-800 and LTV>85	81.7	0.0	55.5	44.9	29.4	25.7	0.0	44.8
FICO=>800 and LTV>85	76.9	0.0	48.4	100.0	0.0	0.0	0.0	0.0
Total:	78.8	6.3	91.8	52.4	12.0	33.8	24.5	29.1

2. LTV and DTI

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	175,536	867,672,774	92.9	7.24	0.1	631	40.6	81.0
LTV 0-60 and DTI>50	162,929	4,724,934	0.5	7.39	0.0	586	53.7	48.1
LTV 60-65 and DTI>50	242,780	2,913,362	0.3	7.05	0.0	569	52.6	62.3
LTV 65-70 and DTI>50	185,256	4,075,636	0.4	7.54	0.0	559	53.6	66.8
LTV 70-75 and DTI>50	234,361	5,155,937	0.6	7.85	0.0	563	52.6	72.1
LTV 75-80 and DTI>50	236,294	8,033,996	0.9	7.46	0.0	561	53.2	77.6
LTV 80-85 and DTI>50	215,161	22,376,787	2.4	7.24	0.0	601	52.6	80.3
LTV 85-90 and DTI>50	191,483	4,404,103	0.5	7.11	0.0	609	52.9	86.8
LTV 90-95 and DTI>50	192,850	12,149,519	1.3	7.28	0.0	617	52.0	90.1
LTV 95-100 and DTI>50	60,110	841,547	0.1	8.70	0.0	645	50.8	96.6
LTV=>100 and DTI>50	83,162	1,496,917	0.2	8.17	0.0	664	52.8	100.0
Total:	176,731	933,845,512	100.0	7.25	0.1	628	41.5	80.8

LTV and DTI	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	78.8	6.5	92.1	51.1	12.2	35.0	25.9	29.4
LTV 0-60 and DTI>50	90.0	0.0	82.6	58.2	5.3	36.6	0.0	31.7
LTV 60-65 and DTI>50	94.6	0.0	88.0	67.4	23.0	9.6	0.0	28.3
LTV 65-70 and DTI>50	77.7	0.0	91.7	74.2	0.0	25.9	0.0	58.1
LTV 70-75 and DTI>50	93.4	6.6	98.6	69.3	5.5	25.2	0.0	26.3
LTV 75-80 and DTI>50	83.5	0.0	96.7	66.7	8.6	20.8	4.0	16.7
LTV 80-85 and DTI>50	75.0	5.6	87.9	64.1	11.3	24.6	10.3	20.8
LTV 85-90 and DTI>50	68.5	15.2	98.2	65.2	21.3	13.5	0.0	21.9
LTV 90-95 and DTI>50	71.6	4.6	75.4	90.2	4.0	1.9	9.3	26.6
LTV 95-100 and DTI>50	81.8	0.0	82.5	34.3	65.7	0.0	17.5	1.9
LTV=>100 and DTI>50	95.7	0.0	100.0	87.7	0.0	12.4	9.1	0.0
Total:	78.8	6.3	91.8	52.4	12.0	33.8	24.5	29.1

3. DTI and FICO

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	186,143	512,824,387	54.9	7.01	0.0	665	38.3	81.2
DTI 0.1 - 20.0 & FICO<525	124,407	995,257	0.1	9.13	0.0	510	16.7	74.5
DTI 20.1 - 25.0 & FICO<525	140,506	702,528	0.1	8.36	0.0	511	22.8	76.4
DTI 25.1 - 30.0 & FICO<550	153,133	5,972,191	0.6	8.45	0.0	527	27.6	74.7
DTI 30.1 - 35.0 & FICO<575	152,641	19,232,725	2.1	8.00	0.0	543	32.4	75.2
DTI 35.1 - 40.0 & FICO<600	134,883	43,297,319	4.6	7.92	0.0	562	37.6	79.4
DTI 40.1 - 45.0 & FICO<625	163,435	95,119,232	10.2	7.64	0.0	580	42.8	80.0
DTI 45.1 - 50.0 & FICO<650	171,883	191,478,024	20.5	7.37	0.3	597	47.9	82.4
DTI 50.1 - 55.0 & FICO<675	193,001	62,918,344	6.7	7.42	0.0	582	52.5	78.4
DTI=>55.0 & FICO<700	163,188	1,305,505	0.1	6.83	0.0	591	55.6	58.5
Total:	176,731	933,845,512	100.0	7.25	0.1	628	41.5	80.8

DTI and FICO	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	76.0	7.1	89.9	41.8	16.0	39.5	31.3	30.4
DTI 0.1 - 20.0 & FICO<525	100.0	0.0	76.7	51.3	45.1	3.5	0.0	21.9
DTI 20.1 - 25.0 & FICO<525	91.2	0.0	100.0	91.2	0.0	8.8	0.0	0.0
DTI 25.1 - 30.0 & FICO<550	90.8	6.8	95.6	60.5	4.8	34.8	0.0	20.4
DTI 30.1 - 35.0 & FICO<575	81.7	5.4	99.3	62.9	11.5	25.7	0.0	20.3
DTI 35.1 - 40.0 & FICO<600	89.1	4.2	96.3	66.2	5.2	27.6	7.7	25.1
DTI 40.1 - 45.0 & FICO<625	84.9	4.5	95.4	57.4	5.1	37.4	12.0	27.5
DTI 45.1 - 50.0 & FICO<650	79.2	6.6	94.1	67.4	7.4	24.7	25.6	29.4
DTI 50.1 - 55.0 & FICO<675	81.5	3.7	90.0	70.6	9.7	18.5	7.3	26.0
DTI=>55.0 & FICO<700	91.4	0.0	100.0	100.0	0.0	0.0	0.0	17.2
Total:	78.8	6.3	91.8	52.4	12.0	33.8	24.5	29.1

4. Limited and Stated Doc

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	160,519	505,794,656	54.2	7.12	0.1	614	41.4	81.8
FICO 500-525 & Limited or Stated Doc	178,826	12,517,813	1.3	8.80	0.0	513	40.0	70.7
FICO 525-550 & Limited or Stated Doc	193,766	19,764,134	2.1	8.45	0.0	536	40.5	71.8
FICO 550-575 & Limited or Stated Doc	212,793	29,578,205	3.2	7.85	0.0	562	40.6	74.3
FICO 575-600 & Limited or Stated Doc	199,789	28,969,403	3.1	7.62	0.0	588	41.6	77.8
FICO 600-625 & Limited or Stated Doc	196,945	45,100,426	4.8	7.47	0.0	614	41.7	78.8
FICO 625-650 & Limited or Stated Doc	196,814	81,284,171	8.7	7.36	0.0	638	42.5	80.6
FICO 650-675 & Limited or Stated Doc	200,975	84,208,371	9.0	7.20	0.0	661	41.6	81.0
FICO 675-700 & Limited or Stated Doc	201,734	57,090,755	6.1	7.21	0.0	686	42.4	82.0
FICO 700-725 & Limited or Stated Doc	211,412	33,403,022	3.6	7.02	0.0	710	41.6	81.7
FICO 725-750 & Limited or Stated Doc	197,770	21,754,699	2.3	7.05	0.0	736	39.3	83.0
FICO 750-775 & Limited or Stated Doc	230,840	7,386,894	0.8	7.05	0.0	763	41.1	82.9
FICO 775-800 & Limited or Stated Doc	209,173	6,275,203	0.7	7.15	0.0	782	38.9	82.1
FICO=>800 & Limited or Stated Doc	239,254	717,761	0.1	6.18	0.0	804	39.4	76.4
Total:	176,731	933,845,512	100.0	7.25	0.1	628	41.5	80.8

Limited and Stated Doc	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	82.7	4.4	91.6	96.8	0.0	0.0	27.1	27.6
FICO 500-525 & Limited or Stated Doc	86.4	2.0	97.5	0.0	14.2	85.8	0.0	35.5
FICO 525-550 & Limited or Stated Doc	91.6	3.4	94.2	0.0	12.6	87.4	0.0	33.1
FICO 550-575 & Limited or Stated Doc	81.1	9.3	96.3	0.0	22.9	77.1	0.4	38.3
FICO 575-600 & Limited or Stated Doc	71.9	7.9	90.9	0.0	21.5	78.5	5.9	22.5
FICO 600-625 & Limited or Stated Doc	78.3	8.0	90.8	0.0	24.2	75.8	8.7	34.6
FICO 625-650 & Limited or Stated Doc	72.6	9.5	94.7	0.0	23.4	76.6	21.8	27.9
FICO 650-675 & Limited or Stated Doc	72.8	10.8	92.0	0.0	28.6	71.4	33.7	26.9
FICO 675-700 & Limited or Stated Doc	70.2	5.6	89.6	0.0	30.0	70.0	30.5	31.8
FICO 700-725 & Limited or Stated Doc	76.4	7.3	92.4	0.0	28.9	71.1	31.9	36.7
FICO 725-750 & Limited or Stated Doc	71.0	6.9	88.5	0.0	29.7	70.4	28.8	35.2
FICO 750-775 & Limited or Stated Doc	45.1	34.6	82.8	0.0	51.6	48.4	49.0	8.9
FICO 775-800 & Limited or Stated Doc	54.9	10.1	86.4	0.0	55.7	44.3	24.9	46.9
FICO=>800 & Limited or Stated Doc	100.0	0.0	100.0	0.0	47.9	52.1	47.9	47.9
Total:	78.8	6.3	91.8	52.4	12.0	33.8	24.5	29.1

5. IO

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV
Not in Buckets	160,016	705,029,610	75.5	7.48	0.1	619	41.5	80.7
FICO 550-575 & InterestOnly	192,642	770,570	0.1	7.32	0.0	563	49.9	81.0
FICO 575-600 & InterestOnly	232,036	22,507,484	2.4	6.70	0.0	589	44.1	80.6
FICO 600-625 & InterestOnly	253,246	34,947,990	3.7	6.60	0.0	612	41.2	81.5
FICO 625-650 & InterestOnly	253,840	50,006,382	5.4	6.57	0.0	639	41.8	80.9
FICO 650-675 & InterestOnly	267,913	54,922,225	5.9	6.57	0.0	660	41.3	81.5
FICO 675-700 & InterestOnly	272,946	27,567,561	3.0	6.50	0.0	687	42.2	81.2
FICO 700-725 & InterestOnly	301,380	18,082,807	1.9	6.35	0.0	709	41.7	81.2
FICO 725-750 & InterestOnly	256,535	11,287,549	1.2	6.37	0.0	737	35.8	81.0
FICO 750-775 & InterestOnly	260,308	5,726,784	0.6	6.61	0.0	762	41.0	82.5
FICO 775-800 & InterestOnly	294,728	2,652,550	0.3	6.17	0.0	778	44.2	80.0
FICO=>800 & InterestOnly	344,000	344,000	0.0	6.25	0.0	804	35.5	80.0
Total:	176,731	933,845,512	100.0	7.25	0.1	628	41.5	80.8

IO	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	78.9	5.3	90.2	50.1	9.6	38.1	0.0	22.3
FICO 550-575 & InterestOnly	72.0	0.0	100.0	85.0	15.0	0.0	100.0	63.0
FICO 575-600 & InterestOnly	86.1	2.6	100.0	91.3	5.7	1.8	100.0	41.7
FICO 600-625 & InterestOnly	82.0	7.2	99.6	88.8	6.2	4.9	100.0	43.0
FICO 625-650 & InterestOnly	74.9	11.9	97.4	64.1	14.9	20.5	100.0	46.2
FICO 650-675 & InterestOnly	79.7	10.0	98.2	47.4	23.0	28.8	100.0	55.2
FICO 675-700 & InterestOnly	81.0	8.3	92.6	36.8	31.0	32.3	100.0	55.9
FICO 700-725 & InterestOnly	81.6	9.1	98.1	41.1	25.9	33.1	100.0	53.8
FICO 725-750 & InterestOnly	73.5	7.4	87.1	44.6	23.4	32.0	100.0	56.3
FICO 750-775 & InterestOnly	45.5	35.2	83.0	36.8	49.6	13.6	100.0	26.3
FICO 775-800 & InterestOnly	57.1	17.9	100.0	41.2	58.8	0.0	100.0	86.9
FICO=>800 & InterestOnly	100.0	0.0	100.0	0.0	100.0	0.0	100.0	100.0
Total:	78.8	6.3	91.8	52.4	12.0	33.8	24.5	29.1

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